Premises and Equipment	12 Months Ended
Dec. 31, 2011
Premises and Equipment

NOTE 6 – PREMISES AND EQUIPMENT

Premises and equipment consisted of the following at year end:

	2011	2010

Land	$3,908	$3,908
Building	12,425	12,414
Construction in progress	—	87
Furniture and equipment	3,334	3,128

Total cost	19,667	19,537
Accumulated depreciation	(4,546)	(4,002)

Net book value	$15,121	$15,535